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                                                                    EXHIBIT 10.2

                              SERVICES AGREEMENT

     SERVICES AGREEMENT, dated as of ________, 1998 (this "Agreement") by and between Creative Computers, Inc., a Delaware corporation ("CCI"), and uBid, Inc., a Delaware corporation ("uBid").

     WHEREAS, uBid is currently a wholly-owned subsidiary of CCI and obtains administrative and other services from CCI;

     WHEREAS, uBid is considering an initial public offering of its Common Stock ("IPO");

     WHEREAS, after the IPO, CCI will own approximately 80.1% of the outstanding shares of uBid's Common Stock (the "Retained Shares");

     WHEREAS, subject to the conditions set forth in the Separation and Distribution Agreement, dated as of _________________, 1998, by and between CCI and uBid, CCI will distribute to its stockholders, not earlier than six months following the IPO, all of the Retained Shares in a tax-free distribution (the "Distribution"); and

     WHEREAS, after the IPO, uBid desires to continue to obtain administrative and other services from CCI and CCI desires to continue to provide such services for a period of up to one year following the closing date of the IPO.

     NOW, THEREFORE, in consideration of the premises and mutual promises and representations contained herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto do mutually covenant, stipulate and agree as follows:

Section 1.  Services.
            --------

            (a) CCI shall render to uBid general accounting services, credit services and payroll and benefits administration services all as more particularly described in Exhibit 1 hereto (collectively, the "Services"), in
                          ---------
conformity with good commercial practice, the terms and conditions of this Agreement and the reasonable instructions of uBid in accordance with this Agreement.

            (b) uBid shall provide to CCI when required all funds necessary to perform the Services, including, without limitation, all amounts required to pay payroll expenses of employees of uBid and all amounts necessary to pay accounts payable of uBid.

            (c) CCI shall have no authority pursuant to this Agreement to commit uBid in any manner whatsoever, to use uBid's name in any way or to enter into any contracts on behalf of uBid.

            (d) In the event that uBid requires services which exceed the scope or extent of the Services provided for herein, and if CCI agrees to provide such services, CCI and uBid shall negotiate in good faith an adjustment to the fee payable hereunder; provided, however, that
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the fee payable by uBid for such services shall be no less favorable to uBid that the charges for comparable services from unaffiliated third parties.

Section 2.  Compensation.
            ------------

            (a) uBid shall pay to CCI a fee for each of the Services equal to the amount listed in Exhibit 1 corresponding to such service, provided that in
                     ---------
the event uBid terminates any Service in accordance with Section 3 hereof, the fee for such Service shall no longer be payable following the effective date of such termination.

            (b) On the last day of each month CCI shall submit to uBid for payment a billing invoice setting forth the amount of fees payable by uBid to CCI for Services rendered. uBid shall pay the invoiced amount to CCI within thirty (30) days after the date on which such invoice is received by uBid.

Section 3.  Term.
            ----

            The initial term of this Agreement shall commence on the date hereof and shall continue for a period of one (1) year unless renewed or extended by mutual agreement of the parties; provided, however, that the Agreement may be
                                 --------  -------
terminated at any time at the option of either CCI or uBid upon ninety (90) days prior written notice. Specific categories of Services may be cancelled as set forth in Exhibit 1.
         ---------

Section 4.  Records and Accounts.
            --------------------

            CCI shall maintain accurate records and accounts of all transactions relating to the Services performed by it pursuant to this Agreement. Such records and accounts shall be maintained separately from CCI's own records and accounts and shall reflect such information as would normally be examined by an independent accountant in performing a complete audit pursuant to United States generally accepted auditing standards for the purpose of certifying financial statements, and to permit verification thereof by governmental agencies. uBid shall have the right to inspect and copy, upon reasonable notice and at reasonable intervals during CCI's regular office hours, the separate records and accounts maintained by CCI relating to the Services.

Section 5.  Directors and Officers of uBid and CCI.
            --------------------------------------

            (a) Nothing contained in this Agreement shall be deemed to relieve the officers and directors of uBid from the performance of their duties or limit the exercise of their powers in accordance with uBid's Certificate of Incorporation or the laws of the State of Delaware. The services of CCI's officers and employees which are rendered to uBid under this Agreement shall at all times be in accordance with the instructions of uBid's officers.

            (b) Nothing in this Agreement shall limit or restrict the right of any of CCI's directors, officers or employees to engage in any other business or devote their time and attention in part to the management or other aspects of any other business, whether of a similar nature, or

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to limit or restrict the right of CCI to engage in any other business or to render services of any kind to any corporation, firm, individual, trust or association.

Section 6.  Liability; Indemnification.
            --------------------------

            (a) CCI shall have no liability whatsoever to uBid for any error, act or omission in connection with the services to be rendered by CCI to uBid hereunder unless any such error, act or omission is attributable to CCI's willful misconduct or gross negligence. The parties acknowledge that Article V of the Separation and Distribution Agreement between the parties hereto dated the date hereof provides for indemnification obligations relating to this Agreement and confirm their agreement to be bound by the terms thereof.

            (b) CCI is an independent contractor and when its employees act under the terms of this Agreement, they shall be deemed at all times to be under the supervision and responsibility of CCI; and no person employed by CCI and acting under the terms of this Agreement shall be deemed to be acting as agent or employee of uBid or any customer of uBid for any purpose whatsoever.

Section 7.  Other Agreements.
            ----------------

            From time to time, uBid may find it necessary or desirable either to enter into agreements covering services of the type contemplated by this Agreement to be provided by parties other than CCI or to enter into other agreements covering functions to be performed by CCI hereunder. Nothing in this Agreement shall be deemed to limit in any way the right of uBid to acquire such services from others or to enter into such other agreements; provided that in no such event shall the fees to be paid to CCI pursuant to Section 2 hereof be reduced on account thereof unless this Agreement is terminated, or the applicable categories of Services, are cancelled in accordance with Section 3 hereof.

Section 8.  Confidentiality.
            ---------------

            CCI agrees to hold in strict confidence, and to use reasonable efforts to cause its employees and representatives to hold in strict confidence, all confidential information concerning uBid furnished to or obtained by CCI in the course of providing the Services (except to the extent that such information has been (a) in the public domain through no fault of CCI or (b) lawfully acquired by CCI from sources other than uBid); and CCI shall not disclose or release any such confidential information to any person, except its employees, representatives and agents who have a need to know such information in connection with CCI's performance under this Agreement, unless (i) such disclosure or release is compelled by the judicial or administrative process, or
(ii) in the opinion of counsel to CCI, such disclosure or release is necessary pursuant to requirements of law or the requirements of any governmental entity including, without limitation, disclosure requirements under the Securities Exchange Act of 1934, as amended.

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Section 9.  Miscellaneous.
            -------------

            (a) This Agreement may not be transferred or assigned by either party, whether voluntarily or by operation of law, without the prior written consent of the other. This Agreement shall inure to the benefit of and be binding upon all permitted successors and assigns.

            (b) This Agreement shall be governed by the laws of the State of California (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

            (c) This Agreement may be executed in counterparts, each of which shall constitute an original and both of which together shall be deemed to be one and the same instrument.

            (d) All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile transmission or mailed (certified or registered mail, postage prepaid, return receipt requested):

     If to CCI, to:       Creative Computers, Inc.
                          2555 West 190th Street
                          Torrance, California  90504
                          Attention:  Chief Financial Officer

                          Fax No.:  (310) 354-5645

     If to uBid:          uBid, Inc.
                          2525 Busse Highway
                          Elk Grove Village, Illinois  60007
                          Attention:  Chief Financial Officer

                          Fax No.:  (847) 616-0322

or to such other person or address as any party shall specify by notice in writing to the other party. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date on which hand delivered, upon transmission of the facsimile transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error, or on the third business day following the date on which so mailed, except for a notice of change of address, which shall be effective only upon receipt thereof. In the case of a notice sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received. In no event shall the provision of notice pursuant to this Section 9(d) constitute notice for service of process.

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            (e)  This Agreement contains the entire understanding of the parties hereto with respect to its subject matter. This Agreement supersedes all prior agreements and understandings, oral or written, with respect to its subject matter.

            (f) The provisions of Sections 6 and 8 hereof shall survive any termination of this Agreement.

            (g) In the event that any one or more of the provisions contained herein is held invalid or unenforceable in any respect, the parties shall negotiate in good faith with a view toward substituting therefor a suitable and equitable solution in order to carry out the intent and purpose of such invalid provision; provided, however, that the validity and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            (h) The Section headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.

Section 10. Arbitration.
            -----------

            Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity hereof, or any transaction contemplated hereby shall be settled in accordance with the procedures set forth in Article VIII of the Separation and Distribution Agreement, dated as of ___________, 1998, by and between CCI and uBid, as if such Article VIII were set forth herein in its entirety.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                 CREATIVE COMPUTERS, INC.


                                 By:____________________________________________
                                    Name:  Frank F. Khulusi
                                    Title: Chairman of the Board,
                                           President and Chief Executive Officer


                                 uBID, INC.


                                 By:____________________________________________
                                    Name:  Gregory K. Jones
                                    Title: President and Chief Executive Officer

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                                   Exhibit 1
                                   ---------

                    Services to be Provided by CCI to uBid


General Accounting Services                         $cost-plus 10% basis
---------------------------

Accounts payable and general ledger services, similar to those currently furnished by CCI to uBid, will be provided by CCI to uBid. Such Services will consist of, among other things, the following: (a) receipt and opening of all vendor mail; (b) maintenance of a vendor master file; (c) processing and forwarding payment of all vendor invoices; (d) invoice exception reporting and resolution; (e) monthly financial reporting; and (f) vendor relations.

This category of Services may be cancelled by either party on ninety (90) days prior written notice and may be renewed by mutual agreement of the parties.

Credit Services                                     $1.50 per order
---------------

Credit services, including full credit checking and analysis, will be provided by CCI to uBid. CCI undertakes to use its best efforts to process each credit check within twenty-four (24) hours of receipt of a request for a credit check from uBid.

This category of Services may be cancelled by either party on ninety (90) days prior written notice and may be renewed by mutual agreement of the parties.

Payroll and Benefit Administration                  $cost-plus 10% basis
----------------------------------                  (monthly service fee)
                                                    $cost (payroll and benefits)

CCI will administer uBid's payroll and will continue to (i) include uBid's employees under its group health insurance policies and (ii) permit uBid's employees to participate in CCI's 401(k) plan until the earlier of the date uBid establishes its own 401(k) plan for its employees or one (1) year following the date of this Agreement. uBid will pay to CCI its pro rata portion of the monthly cost of the health insurance currently provided under CCI's group health plans for each covered employee listed in Annex A hereto. uBid will also pay its pro rata portion of the monthly cost of participating in CCI's 401(k) plan for each participating employee listed in Annex A hereto.
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This category of Services may be cancelled by either party on ninety (90) days prior written notice and may be renewed by mutual agreement of the parties.


                                   Exhibit 1